Exhibit 10.14

KERAJAAN MALAYSIA

IBU PEJABAT
LEMBAGA HASIL DALAM NEGERI MALAYSIA
MENARA HASIL
PERSIARAN RIMBA PERMAI
CYBER 8, 63000 CYBERJAYA
SELANGOR DARUL EHSAN

LHDN MALAYSIA

SIJIL SETEM

ASAL

STAMP CERTIFICATE

(Sila lekatkan sijil setem ini ke atas surat cara sebagai bukti penyeteman)
Please attach this stamp certificate to the instrument as evidence of stamping

Cara Bayaran *Payment Method*	FPX TRANSACTIONS
No. Adjudikasi *Adjudication No.*	L01CADAF06XB028
Jenis Surat Cara *Type Of Instrument*	PERJANJIAN SEWA SURAT CARA UTAMA
Tarikh Surat Cara *Date Of Instrument*	13/09/2022
Balasan *Consideration*	RM 0.00

Maklumat Pihak Pertama / Penjual / Pemberi *First Party / Vendor / Transferor / Assignor*
BANDAR UTAMA NEIGHBOURHOOD CENTRE SDN BHD, NO SYARIKAT 198101011061(77188-P)

Maklumat Pihak Kedua / Pembeli / Penerima *Second Party / Purchaser / Transferee / Assignee*
WELLCODE INDUSTRIES SDN BHD, NO SYARIKAT 816698-V

Butiran Harta / Suratcara *Property / Instrument Description*
LOT S18B, 2ND FLOOR, CENTREPOINT, NO.3, LEBUH BANDAR UTAMA, BANDAR UTAMA, , PETALING JAYA, 47800, SELANGOR

Dengan ini disahkan surat cara ini disetem dan diindors seperti maklumat di bawah:
This is to certify this instrument is stamped and indorsed as below:

No. Sijil Setem *Stamp Certificate No.*	B1280A220218453
Tarikh Penyeteman *Date of Stamping*	05/10/2022
Duti Setem Dikenakan *Amount of Stamp Duty*	RM 116.00
Penalti *Penalty*	RM 0.00
Pelarasan *Adjustment*	RM 0.00
Jumlah Dibayar *Total Amount Paid*	RM 116.00
Indorsemen *Indorsement (Akta Setem 1949)*	Seksyen 37;Seksyen 37;Butiran 49(a)

Pemungut Duti Setem

No. Kelulusan Perbendaharaan *Treasury Approval No.* : KK/BSKK/10/600-2/1/2(60)

Tarikh Cetak *Printed Date* : ***11/10/2022 05:30:34***

Pengesahan ketulenan Sijil Setem ini boleh dipastikan di stamps.hasil.gov.my atau melalui aplikasi telefon pintar
The authenticity of this Stamp Certificate can be verified at stamps.hasil.gov.my or by mobile app
Ini adalah cetakan komputer dan tidak perlu ditandatangani
This is a computer generated printout and no signature is required

--- *tamat/end* ---

DATED THIS 1 3 SEP 2022 DAY OF 1 3 SEP 2022, 2022

BANDAR UTAMA NEIGHBOURHOOD CENTRE SDN BHD
198101011061
77188-P

BETWEEN

BANDAR UTAMA NEIGHBOURHOOD CENTRE SDN BHD
Reg. No.: 198101011061(Co. No. 77188-P)

AND

WELLCODE INDUSTRIES SDN BHD
(Co. No.: 816698-V)

LOT S18B, SECOND FLOOR

##

CENTREPOINT BANDAR UTAMA
RENEWAL AGREEMENT

##

THIS RENEWAL AGREEMENT is made on this 13 SEP 2022 the day of 2022

BETWEEN

BANDAR UTAMA NEIGHBOURHOOD CENTRE SDN. BHD. Reg. No.: 198101011061(Co. No : 77188-P) a company incorporated in Malaysia and having its registered office at 1, Dataran Bandar Utama, Bandar Utama, PJU 6, 47800 Petaling Jaya, Selangor Darul Ehsan (hereinafter referred to as "**the Landlord**") of the one part ;

AND

WELLCODE INDUSTRIES SDN BHD (Company No.: 816698 – V) a company incorporated in Malaysia and having its registered office at No. 39-1, Jalan 9/62A, Bandar Menjalara, Kepong, 52200 Kuala Lumpur (hereinafter referred to as "**the Tenant**") of the other part.

The Landlord and the Tenant shall hereinafter be collectively called "**the Parties**" and individually be called "**the Party**".

WHEREAS

A) By a Tenancy Agreement executed between the Landlord of the one part and the Tenant of the other part dated **26 September 2019** (hereinafter referred to as "**the Principal Agreement**"), the Landlord has agreed to grant and the Tenant has agreed to accept a tenancy of an area measuring **466** square feet (hereinafter referred to as "**the Demised Premises**") located on the **Lot S18b,** Second Floor, Centrepoint, Bandar Utama, 47800 Petaling Jaya, Selangor Darul Ehsan as set out in the Principal Agreement for principal term of **Three (3)** years upon the terms and conditions therein (hereinafter referred to as "**the Tenancy**") and with the option to renew for a further term of **Three (3)** years.

B) The terms granted under the Principal Agreement which shall expiring on **31 August 2022** and the Tenant has duly exercised the option to renew the Tenancy for a further one (1) term of three (3) years pursuant to Article 19.01 of the Principal Agreement.

C) The Tenant and the Landlord have agreed to amend, add and revise the Principal Agreement subject to the terms and conditions hereinafter appearing.

NOW THIS RENEWAL AGREEMENT WITNESSTH AS FOLLOWS:-

1. In consideration of mutual benefit, the Landlord and the Tenant hereby agree to renew the Tenancy pursuant to Article 19.01 of the Principal Agreement SUBJECT ALWAYS to the following :-

i) PERIOD OF TENANCY

The Tenancy for the second term shall be for a period of three (3) years, commencing on **01 September 2022** to **31 August 2025.**

BANDAR UTAMA NEIGHBOURHOOD CENTRE SDN BHD 77188-P

ii) MONTHLY RENTAL FOR THREE (3) YEARS

A. <u>Base Rent for the Demised Premises</u>

Ringgit Malaysia One Thousand Three Hundred and Ninety Eight Only (RM1,398.00) per month at **RM3.00** per sq. ft. per month x 466 sq. ft.;

<u>MONTHLY RENTAL</u>

RM 1,398.00	=	RM 1,398.00
Total Sum Payable	=	**<u>RM 1,398.00</u>**

= **Ringgit Malaysia One Thousand Three Hundred and Ninety Eight Only (RM1,398.00)**

The Monthly Rental for the first of which shall be paid upon the commencement of the renewed Tenancy and subsequent Monthly Rental to be paid on the same day and in the like manner as the rent reserved under the Principal Agreement.

iii) SECURITY DEPOSIT

The Security Deposit shall be at **Ringgit Malaysia Four Thousand One Hundred and Ninety Four Only (RM 4,194.00** in the form of cash, which is equivalent to three (3) months' Monthly Rental for the duration of this renewal. After taking into account the sum already paid as Security Deposit under the Principal Agreement, the Tenant shall pursuant to **Article 3.02** of the Principal Agreement, pay an additional sum of **Ringgit Malaysia One Hundred Thirty Nine and Cents Eighty Only (RM 139.80)**.

iv) TAX

1. Any sales, service or consumption tax that may be implemented by the Government in respect of the Monthly Rental and the Percentage Rent (if applicable) shall be borne by the Tenant.

2. Subject to the alterations, modifications and additions as herein contained and such other alterations (if any) as may be necessary to make the Principal Agreement consistent with this Renewal Agreement, all the terms, conditions, covenants and provisions contained in or subsisting to the Principal Agreement are applicable hereto and the Principal Agreement shall remain in full force and effect, with the exception of the further option to renew as provided in Article 19 and shall be read and construed and be enforceable as if the alterations additions and modification herein were inserted herein by way of addition or substitution as the case may be.

3. The stamp duty, administration fee and any tax (in respect of the administration fee) for the preparation, execution and completion of this Renewal Agreement shall be borne by the Tenant.

4. This Renewal Agreement shall be binding upon the successors in title of the Parties.

5. The Appendix contained herein shall be relevant and forming part of the terms and conditions of this Renewal Agreement.

6. **Insurance**
The Tenants shall at its own cost and expense be responsible to take up and maintain insurance policies against risks, such as that which are caused by fire, flood, theft, breakage of plate glass on the Demised Premises and property damage of the Tenant's own goods, chattels, fixtures and property sold or stored in the Demised Premises and/or the building, as well as Public Liability Insurance of no less than Ringgit Malaysia Three Million Only (RM3,000,000.00) for any one claim.

THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK

IN WITNESS WHEREOF the duly authorised representatives of the Parties have hereby set their hands the day and year first above written.

SIGNED by for and on behalf of the Landlord,)
BANDAR UTAMA NEIGHBOURHOOD)
CENTRE SDN. BHD.)
Reg. No.: 198101011061(Co. No. : 77188-P))

TAN SRI DATO' IR. TEO CHIANG KOK
DIRECTOR

In the presence of :-)
Name : **ANNA WONG**)
Designation : General Manager)
Property Leasing)

SIGNED by for and behalf of)
WELLCODE INDUSTRIES SDN BHD)
(Co. No.: 816698 – V))
Designation : Executive Director)
Co. Stamp :)

WELLCODE INDUSTRIES SDN BHD 816698-V

In the presence of witness :-)

Name : Ong Yik Chen)
NRIC : 930516 045156)

Appendix
This is the execution page of this Renewal Agreement for the second term between Bandar Utama Neighbourhood Centre Sdn Bhd and Wellcode Industries Sdn Bhd.

New - y1 - y3 - RM 3.00/sq.ft.

Old - y1 + y2 - RM2.70
y3 - RM 2.90

APPENDIX

ITEM	PARTICULARS		
1	NAME OF TENANT	:	Wellcode Industries Sdn Bhd (Co. No.: 816698 -V)
	REGISTERED ADDRESS	:	No. 39 – 1, Jalan 9/62A, Bandar Menjalara, Kepong, 52200 Kuala Lumpur.
	CORRESPONDENCE ADDRESS	:	Lot S18b, Second Floor, Centrepoint Bandar Utama, Bandar Utama, 47800 Petaling Jaya, Selangor.
2	TENANT'S BUSINESS NAME	:	**Wellcode Industries Sdn Bhd**
3	LOT NO	:	Lot S18b, Second Floor
	SIZE OF DEMISED PREMISES	:	466 sq. ft.
4	TERM OF RENEWAL TENANCY	:	Three (3) years
5	FIT-OUT PERIOD	:	NOT APPLICABLE.
6	RENEWAL TENANCY COMMENCEMENT DATE	:	**01 September 2022**
	EXPIRY OF TENANCY	:	**31 August 2025**
7	FURTHER OPTION TO RENEW	:	NOT APPLICABLE.
8	BASE RENT	:	RM 3.00 per sq. ft. per month x 466 sq. ft. **= RM 1,398.00**
9	MONTHLY RENTAL	:	**RM 1,398.00**
10	BOOKING FEE	:	NOT APPLICABLE.

APPENDIX

11	**SECURITY DEPOSIT**	:	**RM 4,194.00** **EQUIVALENT TO THREE (3) MONTHS' MONTHLY RENTAL** (Provided in the form of Cash amounting to **RM 4,194.00** equivalent to three (3) months' Monthly Rental which shall be maintained throughout the subsistence of the Agreement.)
12	**FIT OUT DEPOSIT / RESTORATION DEPOSIT**	:	RM 2,000.00
13	**FIT OUT FEE**	:	NOT APPLICABLE.
14	**TENANT'S BUSINESS**	:	Strictly to be utilised as an office only.